Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer Full Year 2021

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest- earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; changes in accounting policies, practices, or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; our ability to successfully manage our CEO transition; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the coronavirus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; our participation in the Paycheck Protection Program; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2020, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 Corporate Profile The Markets We Serve• $9.5 billion in assets • $7.0 billion in loans • $8.0 billion in deposits • $1.2 billion market cap • Stock symbol: STBA • Founded in 1902 120th Anniversary • Locations in 5 attractive markets in 3 states • Markets comprise 9.1 million people and 179,000 businesses • We serve over 230,000 customers, including consumers, small businesses, commercial clients, and wealth management clients ▪ 1,150 team members

Foundational franchise with stable customer base (Western PA/Eastern PA); Supported by 80% of branch distribution network 4 Opportunity for Growth S&T Bank Mkt Share Leader Other Banks Deposits as published in the 2021 FDIC Summary of Deposits survey Pittsburgh Eastern PA Cleveland Columbus Buffalo Asset growth in denser metro areas (Columbus, Cleveland, Buffalo, Pittsburgh); Supported by 38% of commercial and business bankers Strategically competing with market share leaders who are focusing on expansion outside of their attractive home markets

Internal promotion External hire Infrastructure We are rolling out “The S&T Way” to ensure a consistent and effective operating model. Partnering with industry-leading technology companies/fintechs to: Enhance our risk management and Drive consistent revenue growth Capabilities We have enhanced our product set and have momentum for future growth: • Asset Based Lending • Business Banking • Treasury Management Talent We have elevated both proven internal leaders and attracted talent from larger banks to position us well for growth: Building the Foundation for Growth Chief Administrative Officer Director of Consumer Banking Director of Sales, Strategy, & Transformation Chief Compliance Officer 2020 Chief Executive Officer Chief Risk Officer Chief Audit Executive Chief Human Resources Officer Director of Loan Review Chief Commercial Banking Officer Deputy Chief Credit Officer Chief Credit Officer (in search) 2021 2022 • Payments • Online/Mobile Banking • Wealth Management 5

Promote strategic clarity and effective communications Invest in organization talent and performance Advance strategic infrastructure and platform investments Ensure rigorous credit risk and enterprise governance practices Pursue high impact growth initiatives Drivers of Performance 6 ENGAGEMENT • Team members • Customers • Markets/Communities SOUNDNESS AND OPERATIONAL EFFECTIVENESS • Risk management • Infrastructure investments • Efficiency PROFITABLE GROWTH • Diversification • Consistency PRIORITIES FOR 2022 AND BEYOND For 120 years we have been building trusting relationships that deliver results for our customers, communities, and shareholders.

7 Fourth Quarter Overview RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $0.57 Net Income $22.5 million ROA 0.94% ROE 7.39% ROTE* 10.95% PTPP* 1.44% HIGHLIGHTS • Net interest income, excluding PPP, increased $0.8 million • Broad-based loan growth, excluding PPP, of $122.6 million, or 7.2% annualized • Deposits increased $51.4 million with an improved deposit mix

8 Full Year Overview RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $2.81 Net Income $110.3 million ROA 1.18% ROE 9.30% ROTE* 13.85% PTPP* 1.62% HIGHLIGHTS • Loans, excluding PPP, increased $150.8 million, or 2.2% • Deposits increased $576.0 million with an improved deposit mix • Strong core customer fee growth of $7.2 million, or 18.7%

PTPP / AVERAGE ASSETS * 2017 2018 2019 2020 2021 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% 2.4% RETURN ON AVERAGE TANGIBLE EQUITY * 2017 2018 2019 2020 2021 0.0% 5.0% 10.0% 15.0% 20.0% RETURN ON AVERAGE EQUITY 2017 2018 2019 2020 2021 0.0% 5.0% 10.0% 15.0% RETURN ON AVERAGE ASSETS 2017 2018 2019 2020 2021 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% Performance 9 1.50% 1.32% 1.45%(2*) 1.22(1*) 0.74%(3*) 0.23% 1.03% 1.18% 9.90%(1*) 11.60% 9.98% 10.92%(2*) 5.76%(3*) 1.80% 8.37% 9.30% 9.98% 1.93%(2*) 1.67% 1.89% 1.96% 1.62% 1.78% 15.76%(2*) 15.08%(1*) 17.14% 2.92% 8.80%(3*) 13.85% 12.77% 14.41% (1)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. (3)This is a non-GAAP number that adjusts for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. (2)This is a non-GAAP number that adjusts for $11.4 million of merger related expenses in 2019. (*)Refer to appendix for reconciliation of non-GAAP financial measures.

4Q21 VS 3Q21: Balance Sheet • Loans, excluding PPP, increased $123 million; 7% annualized growth rate for second consecutive quarter • Loan growth in all categories except construction • Deposit mix improved; DDA increased $96.3 million and CDs decreased $113.2 million Dollars in millions 10 4Q21 3Q21 Variance $922 $934 ($12) $911 $870 $41 $6,912 $6,789 $123 $5 $19 ($14) $83 $162 ($79) $7,997 $7,945 $52 4Q21 vs 3Q21: 4Q21 Variance Annualized Growth C&I Ex-PPP $1,641 $123 32% Resi/Home Eq 1,464 28 8% CRE 3,237 11 1% Consumer 108 10 42% Construction 462 (49) (38)% Total $6,912 $123 7% Cash & Int Bear Bal Investments Loans Ex-PPP PPP1 PPP2 Deposits ($100) ($50) $0 $50 $100 $150

• Core net interest income increased $0.8 million • NIM is relatively unchanged • We are well-positioned to benefit from rising rates Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 11 Loan Rate Sensitivity Mix 52% 22% 26% Floating Adjustable Fixed

4Q21 4Q21 vs 3Q21 4Q21 vs 4Q20 Debit and Credit Card $4.5 $(0.1) $0.6 Service Charges 4.0 0.1 0.5 Wealth 3.3 (0.2) 0.8 Mortgage 1.5 (0.6) (1.6) Other 2.8 1.1 0.1 Noninterest Income $16.1 $0.3 $0.5 • Positive trends in core customer fees • Favorably impacted by valuations • Moderating mortgage banking income Noninterest Income 12Dollars in millions Core Customer Fees: Debit and Credit Card; Service Charges; Wealth Mortgage; Other

4Q21 4Q21 vs 3Q21 4Q21 vs 4Q20 Salaries & Benefits $27.1 $1.9 $4.4 Data Processing 4.7 0.7 0.8 Occupancy 3.6 0.0 (0.4) FF&E 2.9 0.2 0.0 Professional Services 1.7 0.1 0.1 Other Taxes 1.5 (0.3) (0.3) Marketing 1.3 0.5 (0.8) FDIC 1.0 (0.2) (0.3) Other 6.3 0.1 (1.9) Noninterest Expense $50.2 $3.0 $1.7 Expenses elevated due to higher incentives, data processing, and marketing Noninterest Expense Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 13 $48.5 $45.6 $45.8 $47.2 $50.2 Noninterest Expense Efficiency Ratio* 4Q20 1Q21 2Q21 3Q21 4Q21 56% 51% 54% 56% 59%

Western PA Upstate NY Central OH Northeast OH Eastern PA 48% $3,391 28% $1,932 9% $639 9% $628 6% $410 Portfolio Loans $7,000 Upstate NY 0% $24 Northeast OH 2% $157 Central OH 2% $144 Eastern PA Western PA69% $5,492 25% $1,998 Other 2% $182 Deposits $7,997 We operate in 5 regional markets: Markets 14Dollars in millions

Loan Mix Our loan portfolio is well-diversified: Dollars in millions 15 Amount % of Total CRE $3,237 46% C&I 1,729 25% Consumer 1,593 23% Construction 441 6% Total $7,000 100%

Loan Growth Dollars in millions 16 FASTEST GROWING SEGMENTS IN 4Q21 Wholesale Real Estate Other Manufacturing Retail Trade Home Equity Mtg/Const Other Resi Sec Bus Storage Strip Malls Other C-Stores 0 20 40 60 QTD GROWTH BY TYPE C&I Consumer CRE Construction (60) (30) 0 30 60 90 120 Loans, excluding PPP, increased $123 million or 7% annualized, in 4Q21

Deposit Mix We have a solid core deposit profile: Dollars in millions 17 Amount % of Total DDA $2,749 34% MM 2,071 26% Savings 1,110 14% CDs 1,088 14% Int Bear DDA 979 12% Total $7,997 100% Amount % of Total Personal $4,429 55% Business 3,563 45% Brokered 5 0% Total $7,997 100%

Asset Quality ACL 4Q21 VS 3Q21: Dollars in millions 18 ASSET QUALITY TRENDS • Nonperforming loans declined 40.4% or $45 million • Continued improvement in the hotel portfolio including $22.1 million return to accrual status

Capital We have strong capital levels and are well-positioned for growth Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 19 TOTAL CAPITAL

Financial Data

Income Statement	2021	2020	2020	2019	2019	2018	2017	2017
Dollars in thousands, except for share data			Excludes Fraud (1)		Excludes Merger Exp (2)			Excludes DTA (3)
Net Interest Income	$276,112	$279,388		$246,791		$234,438	$225,733	
Noninterest Income	64,610	59,719		52,558		49,181	55,462	
Total Revenue	**340,722**	**339,107**		**299,349**		**283,619**	**281,195**	
Noninterest Expense	188,839	184,302		155,766		145,445	147,907	
Merger Expenses	—	2,342		11,350	—	—	—	
Provision for Credit Losses(4)	16,215	131,424	72,753	14,873	14,873	14,995	13,883	
Net Income Before Taxes	**135,668**	**21,039**	**79,710**	**117,360**	**128,710**	**123,179**	**119,405**	
Taxes	25,325	(1)	12,320	19,126	21,232	17,845	46,437	$33,004
Net Income	**$110,343**	**$21,040**	**$67,390**	**$98,234**	**$107,478**	**$105,334**	**$72,968**	**$86,401**
Diluted Earnings per Share	$2.81	$0.53	$1.72	$2.82	$3.09	$3.01	$2.09	$2.47

(1) These are non-GAAP numbers that adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures.
(2) These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures
(3) These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.
(4) Upon adoption of CECL on January 1, 2020, the provision for credit losses includes provision for unfunded loan commitments.

20

Financial Data 21 Balance Sheet 2021 2020 2019 2018 2017 Dollars in thousands Securities $910,793 $773,693 $784,283 $684,872 $698,291 Interest-bearing Balances 857,192 158,903 124,491 82,740 61,965 Loans, Net 6,902,936 7,126,776 7,080,184 5,888,023 5,709,544 Other 817,608 908,525 775,691 596,586 590,455   Total Assets $9,488,529 $8,967,897 $8,764,649 $7,252,221 $7,060,255 Deposits $7,996,524 $7,420,538 $7,036,576 $5,673,922 $5,427,891 Borrowings 161,314 227,927 416,352 604,316 683,081 Other Liabilities 124,237 164,721 119,723 38,222 65,252 Equity 1,206,454 1,154,711 1,191,998 935,761 884,031   Total Liabilities & Equity $9,488,529 $8,967,897 $8,764,649 $7,252,221 $7,060,255

Net Interest Margin 2021 2020 2019 2018 2017 Securities - FTE 2.18% 2.49% 2.64% 2.62% 2.48% Loans - FTE 3.84% 4.09% 4.95% 4.72% 4.32% Total Interest-earning Assets - FTE 3.37% 3.87% 4.71% 4.48% 4.09% Interest-bearing Deposits 0.20% 0.66% 1.40% 1.01% 0.62% Borrowings 1.49% 1.56% 2.76% 2.19% 1.27% Total Costing Liabilities 0.24% 0.72% 1.51% 1.18% 0.72% Net Interest Margin (FTE)(1) 3.22% 3.38% 3.64% 3.64% 3.56% NIM (FTE) Ex-Purchase Accounting(1) 3.20% 3.32% 3.62% 3.62% 3.53% Financial Data (1)Refer to appendix for reconciliation of non-GAAP financial measures 22

Financial Data 23 Loan Portfolio 2021 2020 2019 2018 2017 Dollars in thousands Commercial Real Estate $3,236,653 $3,244,974 $3,416,518 $2,921,832 $2,685,994 Commercial and Industrial 1,728,969 1,954,453 1,720,833 1,493,416 1,433,266 Commercial Construction 440,962 474,280 375,445 257,197 384,334   Total Commercial 5,406,584 5,673,707 5,512,796 4,672,445 4,503,594 Residential Mortgage 899,956 918,398 998,585 726,679 698,774 Home Equity 564,219 535,165 538,348 471,562 487,326 Installment and Other Consumer 107,928 80,915 79,033 67,546 67,204 Consumer Construction 21,303 17,675 8,390 8,416 4,551   Total Consumer 1,593,406 1,552,153 1,624,356 1,274,203 1,257,855 Total Portfolio Loans 6,999,990 7,225,860 7,137,152 5,946,648 5,761,449 Loans held for sale 1,522 18,528 5,256 2,371 4,485   Total Loans $7,001,512 $7,244,388 $7,142,408 $5,949,019 $5,765,934

Financial Data 24 Asset Quality 2021 2020 2019 2018 2017 Dollars in thousands Total Nonperforming Loans $66,291 $146,774 $54,057 $46,073 $23,938 Nonperforming Loans/Total Loans 0.95% 2.03% 0.76% 0.77% 0.42% Nonperforming Assets/Total Loans + OREO 1.13% 2.06% 0.81% 0.83% 0.42% YTD Net Charge-offs /Average Loans 0.49% 1.40% 0.22% 0.18% 0.18% Allowance for Credit Losses/Total Portfolio Loans 1.41% 1.63% 0.87% 1.03% 0.98% Allowance for Credit Losses/Nonperforming Loans 149% 80% 115% 132% 236%

Financial Data 25 Capital 2021 2020 2019 2018 2017 Tier 1 Leverage 9.74% 9.43% 10.29% 10.05% 9.17% Common Tier 1 – Risk-Based Capital 12.03% 11.33% 11.43% 11.38% 10.71% Tier 1 – Risk-Based Capital 12.43% 11.74% 11.84% 11.72% 11.06% Total – Risk-Based Capital 13.79% 13.44% 13.22% 13.21% 12.55% Tangible Common Equity/Tangible Assets(1) 9.08% 9.02% 9.68% 9.28% 8.72% (1)Refer to appendix for reconciliation of non-GAAP financial measures

4Q21 2021 Return on Average Tangible Shareholders' Equity (non-GAAP) Net income (annualized) $89,176 $110,343 Plus: amortization of intangibles (annualized), net of tax (366) 1,400 Net income before amortization of intangibles (annualized) $90,552 $111,743 Average total shareholders' equity $1,206,216 $1,186,161 Less: average goodwill and other intangible assets, net of deferred tax liability (379,090) (379,612) Average tangible equity (non-GAAP) $827,126 $806,549 Return on average tangible shareholders' equity (non-GAAP) 10.95% 13.85 % PTPP / Average Assets (non-GAAP) Income before taxes $27,225 $135,668 Plus: Provision for credit losses 7,128 16,215 Total 34,353 151,884 Total (annualized) (non-GAAP) $136,292 $151,884 Average assets $9,490,357 $9,375,850 PTPP / Average Assets (non-GAAP) 1.44% 1.62 % Tangible Common Equity / Tangible Assets (non-GAAP) Total shareholders' equity $1,206,453 Less: goodwill and other intangible assets, net of deferred tax liability (378,871) Tangible common equity (non-GAAP) $827,582 Total assets $9,488,529 Less: goodwill and other intangible assets, net of deferred tax liability (378,871) Tangible assets (non-GAAP) $9,109,658 Tangible common equity to tangible assets (non-GAAP) 9.08 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 26

4Q21 3Q21 2Q21 1Q21 4Q20 Efficiency Ratio (non-GAAP) Noninterest expense $50,189 $47,241 $45,829 $45,580 $48,528 Net interest income per consolidated statements of net income $68,438 $68,712 $68,304 $70,659 $69,929 Plus: taxable equivalent adjustment 510 557 585 664 725 Net interest income (FTE) (non-GAAP) 68,948 69,269 68,889 71,323 70,654 Noninterest income 16,104 15,846 15,424 17,236 15,609 Less: net (gains) losses on sale of securities — — (29) — — Net interest income (FTE) (non-GAAP) plus noninterest income $85,052 $85,115 $84,284 $88,560 $86,263 Efficiency ratio (non-GAAP) 59.01% 55.50% 54.37% 51.47% 56.26 % Net Interest Margin Rate (FTE) (non-GAAP) Interest income and dividend income $71,135 $71,769 $71,577 $74,781 $75,548 Less: interest expense (2,697) (3,058) (3,273) (4,123) (5,619) Net interest income per consolidated statements of net income 68,437 68,711 68,304 70,658 69,929 Plus: taxable equivalent adjustment 510 557 585 664 725 Net interest income (FTE) (non-GAAP) $68,947 $69,268 $68,889 $71,322 70,654 Net interest income (FTE) (annualized) $273,537 $274,812 $276,313 $289,251 $281,080 Average interest-earning assets $8,768,329 $8,769,425 $8,729,277 $8,324,259 $8,322,022 Net interest margin (FTE) (non-GAAP) 3.12% 3.14% 3.16% 3.47% 3.38 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 27

2020 2019 2017 Excludes Fraud Excludes Merger Exp Excludes DTA Net Income excluding nonrecurring items Net income $21,040 $98,234 $72,968 Nonrecurring items 58,671 11,350 13,433 Tax effect of nonrecurring items (12,321) (2,106) — Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Diluted Earnings Per Share Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average shares outstanding - diluted 39,073 34,679 34,955 Diluted earnings per share (non-GAAP) $1.72 $3.09 $2.47 Return on Average Assets (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average total assets 9,152,747 7,435,536 7,060,232 Plus: DTA re-measurement — — 589 Average total assets (non-GAAP) 9,152,747 7,435,536 7,060,821 Return on average assets (non-GAAP) 0.74% 1.45% 1.22 % Return on Average Shareholders' Equity (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average total shareholders' equity 1,169,489 983,908 872,130 Plus: DTA re-measurement — — 589 Average total shareholders' equity (non-GAAP) 1,169,489 983,908 872,719 Return on average shareholders' equity (non-GAAP) 5.76% 10.92% 9.90 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 28

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	2021	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp	2018	2017	2017 Excludes DTA
Return on Average Tangible Equity (non-GAAP)								
Net income (annualized)	$110,343	$21,040	$21,040	$98,234	$98,234	$105,334	$72,968	$72,968
Nonrecurring items	—	—	58,671	—	11,350	—	—	13,433
Tax effect of nonrecurring items	—	—	(12,321)	—	(2,106)	—	—	—
Adjusted net income (non-GAAP)	$110,343	$21,040	$67,390	$98,234	$107,478	$105,334	$72,968	$86,401
Adjusted net income (non-GAAP)	$110,343	$21,040	$67,390	$98,234	$107,478	$105,334	$72,968	$86,401
Plus: amortization of intangibles (annualized), net of tax	1,400	2,001	2,001	660	660	680	801	801
Net income before amortization of intangibles (annualized)	$111,743	$23,041	$69,391	$98,894	$108,138	$106,014	$73,769	$87,202
Average total shareholders' equity	$1,186,161	$1,169,489	$1,169,489	$983,908	$983,908	$908,355	$872,130	$872,130
Plus: DTA re-measurement	—	—	—	—	—	—	—	589
Less: average goodwill and other intangible assets, net of deferred tax liability	(379,612)	(380,846)	(380,846)	(297,589)	(297,589)	(289,766)	(294,444)	(294,444)
Average tangible equity (non-GAAP)	$806,549	$788,643	$788,643	$686,319	$686,319	$618,589	$577,686	$578,275
Return on average tangible shareholders' equity (non-GAAP)	13.85 %	2.92 %	8.80 %	14.41 %	15.76 %	17.14 %	12.77 %	15.08 %
Net Interest Margin Rate (FTE) (Non-GAAP)								
Interest income and dividend income	$289,262	$320,464		$320,484		$289,826	$260,642	
Less: interest expense	(13,150)	(41,076)		(73,693)		(55,388)	(34,909)	
Net interest income per consolidated statements of net income	$276,112	$279,388		$246,791		$234,438	$225,733	
Plus: taxable equivalent adjustment	2,316	3,202		3,757		3,804	7,493	
Net interest income (FTE) (non-GAAP)	$278,428	$282,590		$250,548		$238,242	$233,226	
Purchase accounting adjustment	(1,955)	(4,845)		(1,048)		(1,242)	(1,839)	
Net interest income (FTE) ex-purchase accounting (non-GAAP)	$276,473	$277,745		$249,500		$237,000	$231,387	
Average interest-earning assets	$8,649,372	$8,372,894		$6,885,372		$6,549,679	$6,549,821	
Net Interest Margin	3.19 %	3.34 %		3.58 %		3.58 %	3.45 %	
Adjustment to FTE basis	0.03 %	0.04 %		0.06 %		0.06 %	0.11 %	
Net Interest Margin (FTE) (non-GAAP)	3.22 %	3.38 %		3.64 %		3.64 %	3.56 %	
Purchase accounting adjustment	(0.02)%	(0.06)%		(0.02)%		(0.02)%	(0.03)%	
Net Interest Margin (FTE) ex-purchase accounting (non-GAAP)	3.20 %	3.32 %		3.62 %		3.62 %	3.53 %	

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Appendix Definitions of GAAP to Non-GAAP Financial Measures

	2021	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp	2018	2017
PTPP / Average Assets (Non-GAAP)							
Income before taxes	$135,668	$21,040		$117,360	$117,360	$123,179	$119,405
Plus: merger related expenses	—	—		—	11,350	—	—
Plus: provision for credit losses	16,215	131,424		14,873	14,873	14,995	13,883
Total adjusted income before taxes (non-GAAP)	151,884	152,464		132,233	143,583	138,174	133,288
Total adjusted income before taxes (annualized) (non-GAAP)	$151,884	$152,464		$132,233	$143,583	$138,174	$133,288
Average assets	$9,375,850	$9,152,747		$7,435,536	$7,435,536	$7,043,828	$7,060,232
PTPP / Average Assets (non-GAAP)	1.62 %	1.67 %		1.78 %	1.93 %	1.96 %	1.89 %
Tangible Common Equity / Tangible Assets (non-GAAP)							
Total shareholders' equity	$1,206,453	$1,154,711		$1,191,998		$935,761	$884,031
Less: goodwill and other intangible assets, net of deferred tax liability	($378,871)	(380,278)		(380,247)		(289,501)	(294,060)
Tangible common equity (non-GAAP)	$827,582	$774,433		$811,751		$646,260	$589,971
Total assets	$9,488,529	$8,967,896		$8,764,649		$7,252,221	$7,060,255
Less: goodwill and other intangible assets, net of deferred tax liability	(378,871)	(380,278)		(380,247)		(289,501)	(294,060)
Tangible assets (non-GAAP)	$9,109,658	$8,587,618		$8,384,402		$6,962,720	$6,766,195
Tangible common equity to tangible assets (non-GAAP)	9.08 %	9.02 %		9.68 %		9.28 %	8.72 %
Provision for credit losses							
Provision		$131,424	$131,424				
Less: customer fraud		—	58,671				
Adjusted provision for credit losses		131,424	72,753				
YTD Net loan charge offs/ YTD Average loans							
Net charge-offs		$103,379	$103,379				
Less: customer fraud		—	58,671				
Adjusted net charge-offs		103,379	44,708				
Total average YTD loans		7,410,462	7,410,462				
Adjusted net loan charge offs/ YTD Average loans		1.40 %	0.60 %				

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Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer Full Year 2021